Exhibit 99.1

SCOLR Pharma, Inc.

Amex: DDD

SCOLR Pharma

Self Correcting Oral Linear Release -Enabling Technologies for Oral Medications

TM

CDT® is a registered trademark of SCOLR Pharma, Inc. SCOLR & CDT logo and design are trademarks of SCOLR Pharma, Inc.

September	2006 Copyright©2006, SCOLR Pharma, Inc. 1

CDT Controlled Delivery Technology Surmount Delivery Barriers

SCOLR	Pharma, Inc. Amex: DDD

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks and uncertainties. These statements represent management’s present expectations of future events and are subject to a number of important factors that could cause actual results to differ materially from those described in the forward-looking statements including:

The timing of product introductions

Product development & clinical timelines Availability of Additional Financing Regulatory approvals and government regulation Modifications to business strategy

Please refer to the risk factors and other cautionary language included in our reports and other filings with the Securities and Exchange Commission and available on our website.

We assume no obligation to update these forward-looking statements.

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SCOLR Overview SCOLR Pharma is a specialty pharmaceutical/oral drug delivery company Develops, licenses and commercializes novel products based on its innovative CDT platform $79 billion global drug delivery market is expected to reach $117 billion by 2009* Revenues generated from royalties and licensing fees Wyeth Consumer Healthcare Perrigo Others Focused on product targets with significant market potential Sufficient capital to fund planned activities through 2007 -$20.5mm working capital as of June 30, 2006

*	Datamonitor 2005
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SCOLR	Pharma, Inc. Amex: DDD

Core Technology – CDT® Platform

Recent patents originated from Temple University Applicable across a broad range of drug types and classes Enables controlled and cost effective oral drug delivery Represents a new generation tablet/capsule based formulations using standard ingredients Provides Self-correcting formulations with robust, predictable and programmable drug release

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SCOLR	Pharma, Inc. Amex: DDD

Business Highlights – Collaborations

Alliance with Perrigo—Oct. 2005

Largest provider of store brand nutritional and over-the-counter (OTC) pharmaceutical products in the U.S.

Licensing revenues generated by health supplements

Licensing Agreement with Wyeth Consumer Health Care -Dec. 2005

Global License for CDT-based Ibuprofen products

12 hour Ibuprofen – Potential to become the first Extended Release Ibuprofen in US $8 billion global OTC analgesic market

Other

Selected as development partner for novel application of SCOLR technology for global consumer product Continuing discussions with multiple potential Licensees/Partners

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SCOLR	Pharma, Inc. Amex: DDD

Investment Highlights – Validated Technology

Platform based on a portfolio of recently issued and pending patents

Fourth U.S. Patent Issued and Multiple Applications Submitted in ‘05 New applications planned for ‘06-’07

Twelve Human Clinical Studies Completed (As of Sept. 1, 2006)

(Represents successful dosing in over 325 subjects since Apr. 2004)

24-hour CDT-Niacin 12-hour CDT-Ibuprofen

12-hour CDT-Pseudoephedrine IR CDT-Raloxifene 24-hour CDT-Ondansetron

Successful Commercialization/Scale Up

Multiple Health Supplements currently on market at major retailers Successful Scale Up/Transfer at Multiple Manufacturing Sites

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SCOLR	Pharma, Inc. Amex: DDD

Business Model Overview

Markets

New Chemical Entity Rx, OTC Drug

Exclusive—New Formulation (NDA) Generic—New Use (NDA)

-	BioEquiv. (ANDA)

Dietary Supplements

Identification Criteria

Partnership	Interest Market Size Exclusivity Status Competition Cost (Dev. Market) Time to Market

Target ID

Target Validation

Product Formulation

Lead Optimization

Pre-Clinical

Clinical -Regulatory

Market

Identification	CDT Product Development
|	1-2 Months | 8-14 Months

Final Product Evaluation

|	24 – 36 Mos.

Partner Commitment

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SCOLR Pharma, Inc. Amex: DDD

Peer Group Comparison - Sustained Release

	SCOLR	Alza	Andrx	Biovail	Elan	Flamel	Skyepharma	Labopharm
Wide Range of Drugs Tested	Yes	Yes	No	No	Yes	No	Yes	No
Dosage Form	Tablet	Coated Bilayer Tablet	Tablet	Capsule, pellets	Capsule or coated pellets	Coated pellets	Multilayered tablet	Tablet
Mode of Action	Hydrophilic Matrix, Swellable polymer matrix	Reservoir Device, Osmotic pump	Hydrophilic Matrix, Swellable polymer matrix	Multi-Particulate, erosion, dissolution	Multi-Particulate, erosion, dissolution	Multi-Particulate, erosion, dissolution	Multi-Layered Tablet, Hydrophilic Matrix, Swellable polymer matrix	Hydrophilic Matrix, Swellable polymer matrix
Estimated Manufacturing Steps	2-3	18 or more	12-20	36 or more	36 or more	36 or more	12 or more	UNKNOWN Polymer 2-3, tablet
Limitations* *As compared with SCOLR Pharma		Complex, payload restrictions, fragile, short exclusivity	Requires special manufacturing with multiple steps	Multiple manufacturing steps, complex processes	Multiple manufacturing steps, complex processes	Multiple manufacturing steps, complex processes	Specialized manufacturing equipment, complex	Special engineered polymer, limited source, availability and application

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SCOLR Pharma, Inc. Amex: DDD

Current OTC Development Targets
$9 billion Combined Market(1)

Lead Products	Application	Potential Advantages	Status	Current Market Estimate(1)
CDT – 12 hr Ibuprofen	OTC Analgesic	- 1st Extended Release OTC Ibuprofen - 1 tablet vs. 3 every 12 hrs. - Lower Cost - Patent Protected	- Licensed to WCH, Q4, '05	$ 8 billion (Global OTC analgesic.)
CDT – 12 hr Pseudoephedrine	OTC Decongestant	- 1/3rd size of current OTC Products - Lower Cost - Patent Protected	- ANDA Trials Completed, Q-2,05 - ANDA Submission planned	$ 1 billion combined market (U.S.)
CDT – 12 hr Phenylephrine	OTC Decongestant	- Lower Cost - Patent Protected	- Initial formulation work completed - Initial Human studies scheduled 2006	

Notes: (1) Market Data Sources – IMS, Data Monitor, Company Disclosures, SCOLR Estimates.

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SCOLR Pharma, Inc. Amex: DDD

Current Rx Development Targets
$ 3.9 billion Combined Market[1]

Lead Products	Application	Potential Advantages	Status	Current Market Estimate[1]
CDT – IR Raloxifene	Rx Osteoporosis	- Less Drug for similar results[2] - Simplified Manufacturing - Lower Cost - Patent Protected	- Animal Study Positive - Human Pilot Studies completed, Q-3, 2005 - Results positive - Expanded Pilot Trial – Dosing completed (Aug. '06)	$ 1 billion (Global)
CDT – ER Ondansetron	Rx Anti-Nausea	- Improved absorption[2] - 1 tablet vs. 3 every 24 hrs. - Simplified Manufacturing - Lower Cost - Patent Protected	- Animal Study Positive - Human Pilot Study dosing complete Q-4, '05, - Results positive - Additional Human studies scheduled for 2006	$ 1.5 billion (Global)
CDT- IR Fenofibrate	Rx Cholesterol Management (Hypercholesterolemia)	- Less Drug for similar results - Simplified Manufacturing - Alternative to nanocrystalization - Lower Cost - Patent Protected	- Formulation work in progress. - Initial Human studies scheduled 2006.	$ 0.8 billion (Global)
CDT- ER Gabapentin	Rx Neural Pain	- Improved absorption - 1 tablet every 12 hrs. - Simplified Manufacturing - Lower Cost - Patent Protected	-Formulation work in progress. - Initial Human studies planned 2006.	$ 0.6 billion (Global)

Notes: [1]Market Data Sources – IMS, Data Monitor, Company Disclosures, SCOLR estimates.
[2]Based on 2004 Animal Study Findings and Initial 2005 Clinical Results

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SCOLR	Pharma, Inc. Amex: DDD

Marketed or Licensed Dietary Supplements

NAME	STRENGTH (mg) DESCRIPTION STATUS

-Glucosamine/Chondroitin 500/400 12 hour and once daily tablets On Market -Glucosamine/Chondroitin/MSM 300/250/300 12 hour sustained release tablets On Market -Glucosamine Complex 250/250 12 hour sustained release tablets On Market -Vitamin C 500 12 hour sustained release tablets On Market -Ester C™ 640 (500) 12 hour sustained release tablets On Market -Niacin 250 12 hour sustained release tablets On Market -Novasoy™ various Custom designed pre-blends (ADM)

Examples of Commercial Product Available:

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SCOLR	Pharma, Inc. Amex: DDD

Current Development Targets—Ibuprofen

Prototype Ibuprofen clinical results were favorable and led to license of

CDT applications for ibuprofen products to WCH (Dec. ‘05).

Achieves 12 hour extended release in humans.

Shown to be bioequivalent (AUC) to reference OTC and Rx tablet.

Representative Participant

N=10 subjects

CDT Formulation CDT Formulation CDT Formulation 200mg OTC control 600mg Rx control

45.0 40.0 35.0 30.0 25.0 20.0 15.0 10.0 5.0 0.0

0.05.010.015.020.025.030.0

Time (hours)

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Plasma Levels

SCOLR	Pharma, Inc. Amex: DDD

Current Development Targets—Pseudoephedrine

Initial Pseudoephedrine Results Positive

Confirms 12 hours Extended Release in Humans

Bioequivalent to Sudafed® 12 hour (OTC Reference Product)

MEAN PSEUDOEPHEDRINE PLASMA CONCENTRATIONS

Under Fasted Conditions

350 300 250 200 150 100 50 0

N=12 subjects

TEST REFERENCE

0	24681012141618202224

Hours After Dose

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SCOLR	Pharma, Inc. Amex: DDD

Current Development Targets—Raloxifene

Formulation

N=20 subjects

45 mg Control

(Conventional Tablet)

Evista® 60 mg

(Control)

CDT® “B” 45 mg

(Non-Optimized)

Cmax

414.14 489.24 304.09

Percent of Variation from Mean Value

80% 59% 48%

AUC0-inf (picograms/ml) Calculated Value

15455.76 23952.96 20048.25

Percent of AUC as compared to Evista® Control

65% 100% 84%

Conclusions:

1.	CDT shown to be a viable alternative to complex solubility and/or permeability enhancing practices.

2. Pilot results indicate ability to reduce variability and increase absorption of raloxifene HCl, as compared to controls.

Note: Study conducted and results provided by contract clinical research organizations using conventional methods and practices.

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SCOLR	Pharma, Inc. Amex: DDD 60

Current Development Targets—Ondansetron

Initial CDT Ondansetron clinical results were favorable (non-optimized)

Results indicate potential for sustained release, as compared to Zofran® 8mg Rx tablet. Results indicate potential for higher blood levels within the first 30 minutes, as compared to Zofran® 8mg Rx tablet.

Amino Acid CDT vs. Zofran 8mg Geometric Means

Initial 30 min.

N=30 subjects

50 40 30 20 10 0

0.005.0010.0015.0020.00

Time (hours)

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Plasma Level

SCOLR	Pharma, Inc. Amex: DDD Development & Targets

Licensable Portfolio &

NAME INDICATION DESCRIPTION STATUS

Analgesics:

-	Ibuprofen Pain Management 12 hour sustained release tablets Licensed
-	Gabapentin Neural Pain 12 hour sustained release tablets Preclinical
-	Tramadol Pain Management 12/24 hour sustained release tablets Preclinical

Post Menopausal:

-	Raloxifene Osteoporosis Lower dose equivalent to Evista® In Clinic

Cardiovascular:

-	Fenofibrate CholesterolLower dose equivalent to Tricor® Preclinical Management
-	Niacin Antilipidemic Equivalent to Niaspan® Preclinical
-	Propranolol Beta-Blocker Compared to Inderal LA® Preclinical
-	Metoprolol Beta-Blocker Compared to Toprol XL® Preclinical
-	Diltiazem HCl Ca channel Blocker Compared to Dilacor® Preclinical
-	NifedipineCa channel Blocker Compared to Procardia® Preclinical
-	Verapamil Ca channel Blocker Compared to Covera-HS® Preclinical
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SCOLR	Pharma, Inc. Amex: DDD

Licensable Portfolio & Development Targets

NAME	INDICATION DESCRIPTION STATUS

Cough-Cold:

-	PseudoephedrineDecongestant Equivalent to Sudafed® 12 hour Clinic Done
-	Phenylephrine Decongestant 12 hour sustained release tablets Preclinical

Diabetes:

-	Glipizide Diabetes Equivalent to Glucotrol® XL Preclinical
-	Metformin Diabetes Equivalent to Glucophage® XR Preclinical

Nausea:

-	Dimenhydrinate Motion Sickness 24 hour sustained release tablets Preclinical
-	Ondansetron HCl Nausea 24 hour sustained release tablets In Clinic

Pulmonary:

-	Theophylline Asthma, Bronchodilator 12 hour sustained release tablets Preclinical
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SCOLR	Pharma, Inc. Amex: DDD

2005-2006 Milestones Achieved

Established Perrigo Relationship

Formed strategic alliance for dietary supplements with nation’s largest store brands and private label manufacturer

Wyeth Consumer Healthcare Relationship

Global license for CDT-based ibuprofen formulations with market leader in ibuprofen under the Advil® brand

Research/Development Agreement with Global Consumer Products Company Strengthened Balance Sheet

Completed $11.9 million financing (April 2006)

Completed our 12th Clinical Study

Advanced programs and validated CDT technology

Expanded Development Pipeline

Internal pipeline now consists of 7 major drugs

Strengthened Organization

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SCOLR	Pharma, Inc. Amex: DDD

2006-2007 Strategic Growth Initiatives

Submission of Regulatory Applications for Ibuprofen and Pseudoephedrine Identification of additional targets and clarify regulatory pathway Continued development of CDT® Platform Structure and execute partnership agreements (including feasibility, licensing, royalty and milestone payments) Continue to expand and enhance presence as novel drug delivery company File additional patents

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SCOLR	Pharma, Inc. Amex: DDD

Balance Sheet and Capital Structure

(In	Thousands) Balance Sheet Data June 30, 2006
Cash	and Investments (1) $20,953 Working Capital $20,531 Total Assets $22,966 Total Debt $0

(In Millions)

Common	Shares Outstanding 37.3 Diluted Shares—EPS 42.9

Note: (1) Company closed a registered direct offering on April 21, 2006 of 2,370,100 shares of common stock at a price of $5.00 per share. The net proceeds were approximately $10.9 million.

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SCOLR	Pharma, Inc. Amex: DDD CDT
TM	SCOLR Pharma

Well Positioned for the Future

Large, growing markets

Unique, broadly applicable, patented technology platform w/ important benefits Expanding prescription and OTC pipeline with several clinical and pre-clinical candidates Royalty revenues from existing products Value driving milestones Experienced Management Team

Board Members with extensive Regulatory/Pharma/Financial Expertise

Controlled Delivery Technology

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SCOLR	Pharma, Inc. Amex: DDD CDT

SCOLR Pharma, Inc.

3625 132nd Ave SE, #400 Bellevue, WA. 98006 www.scolr.com

Surmount Delivery Barriers

With Our Self Correcting Oral Systems

Controlled Delivery Technology

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